TYME INC

TYME *for something new*

July 2017

Safe Harbor Statement

Certain statements in this presentation and associated oral statements are "forward-looking statements." These forward-looking statements are based on our current expectations and beliefs and are subject to a number of risk factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Such risks and uncertainties include the risk for the Company to complete its development work, the risks of FDA approval delay (or failure to approve) our drug candidate as well as the risks inherent in commercializing a new product (including technology risks, market risks, financial risks and implementation risks, and other risks and uncertainties affecting the Company), as well as other risks that have been disclosed by us in our SEC filings. We disclaim and are not necessarily under any obligation to revise any forward-looking statements, including, without limitation, financial estimates, whether as a result of new information, future events, or otherwise. None of the Phase I data, Expanded Access Program data or select case study data contained herein represent forward-looking statements, such data is not necessarily representative of future patient outcomes for SM-88 and should not be relied upon as predictive information for therapeutic, regulatory approval or other purposes.

Tyme Overview

PRINCIPLE	• Attack cancer through its natural function rather than attempting to change it • Use cancer's metabolic cycle as a universal entry point
RESULTS	• Complete and partial responses with 13 different cancer types in metastatic setting • Duration in some patients maintained for multiple years
SAFETY	• No serious adverse events related to therapy • Few mild side effects
STATUS	• Phase II trial ongoing for prostate cancer • Initiating Phase II in metastatic pancreatic cancer and other trials planned

Corporate History

2008-2014 Charitable Mission	2015-2016 Corporate Formation	2017+ Growth & Expansion
• Virtual company funded by founders • Mission to help patients that have failed or refused all other options • Treated >80 advanced metastatic cancer patients partnership with a New York hospital • Established proof-of-concept	• First outside funding • Launched Phase Ib/II prostate trial under Tyme IND • Initial preclinical data • Manufacturing partnerships with top suppliers • New Board and advisors • Public listing	• Expansion of executive team, Board and operations • 5 publications at ASCO 2017 • Collaborations with Mayo Clinic and Mt. Sinai • Planned launch of 35 site Phase II trial with Quintiles • Organized process to publish >100 subjects of historical data • Increased preclinical / research operations • Large scale manufacturing preparation • Initiated proactive IR & PR effort

Senior Management

Steve Hoffman: Co-Founder, Chief Executive and Chief Science Officer

- >30 years of experience in biochemistry and physics; lead author on over 40 patents
- Focused on biopharmaceuticals for oncology, metabolic syndrome and central nervous system
- Previously involved in chemistry, aerospace and laser optics
- Prior positions at multiple Fortune 500 healthcare companies, academic institutions and US government

Michael Demurjian: Co-Founder and Chief Operating Officer

- 25 years in executive experience with focus on financing, operations and marketing
- Previously led operations for Mikronite Technologies, developer and marketer of products using advanced materials science, and entered collaborations with DePuy, GE and Department of Defense

Ben Taylor: President & Chief Financial Officer

- 18 years of life sciences experience in investment banking serving advisor to over a hundred biopharmaceutical companies at various stages of development in more than 15 countries
- Previously head of Commercial Pharma investment banking at Barclays Capital and Head of Emerging Pharma at Goldman, Sachs & Co.

Giuseppe Del Priore, MD, MPH: Chief Medical Officer

- Previously National Director of Gynecologic Oncology at Cancer Treatment Centers of America
- Prior endowed and tenured Professor and Director of Gynecologic Oncology at Indiana University School of Medicine
- Served as Director of Gynecologic Oncology at New York Downtown Hospital, Montefiore Medical Center, and Bellevue Hospital, and Assistant Director of Gynecologic Oncology at New York University School of Medicine

Shabnam Stanicky: Clinical Operations Officer

- 16 years of clinical oncology operations experience
- Prior Clinical Operations Manager within oncology therapeutic area at Quintiles
- Previously held clinical oncology research positions at Eli Lilly and John Wayne Cancer Institute

Non-Executive Directors and Advisory Board

Non-Executive Board of Directors	
Dr. Gerald Sokol	>30 years as distinguished oncologist and 27 years as FDA reviewer in oncology division
David Carberry	Chair of audit committee: >40 years in finance, primarily at J&J
Timothy C. Tyson	>30 years in pharma industry with executive roles at GSK, BMS and midcap pharma
Paul L. Sturman	>30 years as executive with Pfizer and J&J
James Biehl	>25 years as corporate lawyer in healthcare industry

Advisory Board	
Dr. William Oh	Chief of the Division of Hematology and Medical Oncology, Mt. Sinai School of Medicine
Dr. Suresh Chari	Professor of Medicine, Mayo Clinic College of Medicine
Tommy Thompson	Former Secretary of Health and Human Services

Common Ties Between Cancers

Two separate phenomena found across all cancers

Warburg Effect	Mucin Coating
• Discovered in the 1920s • Shows that cancer produces energy differently than normal cells • Relies on a more primitive metabolic process, called aerobic glycolysis • Highly inefficient use of glucose • Produces a high level of free radicals ("ROS")	• Protective layer that encircles cancer cells • Protects the cancer from external influences, like the immune system • Also helps balance free radicals by releasing antioxidants

Breaking the Metabolic Circuit of Cancer



1) Induce Uptake of TYME's Dysfunctional Tyrosine
2) Protein Synthesis Fails
3) Protective Mucin Layer Compromised
4) Cell Death From Oxidative Stress
Free Radicals (ROS)
Immune Response

SM-88 Composition


Disrupts cancer's creation of proteins, including mucin
Dysfunctional Tyrosine Derivative
Causes the production of more free radicals
Phenytoin
SM-88
Rapamycin
Methoxsalen
Increases tyrosine uptake
Facilitates cell death through oxidative stress

Clinical Development Pipeline

Program	Formulation	Cancer Indication	Pre-IND	Phase 1	Phase 2	Phase 3
SM-88	Oral	Prostate, recurrent non-metastatic				
		Pancreatic, metastatic				
		Metastatic cancers				
	Injectable	Digestively compromised patients				
	Nasal	Glioma				
	Transdermal	Breast				
Tyrosine-bound Melanin	Oral	Various cancers				
	Radiotherapy combination	Non-invasive radiosurgery				

Historical Results Directing Clinical Plan

CR/PR Shown in 13 Different Tumor Types

Primary Disease	2016 U.S. Data [1]			Previous SM-88 Response [2]	
	Total Incidence	Estimated Deaths	Metastatic 5-Year Survival	Complete Response	Partial Response
Current Clinical Programs					
Prostate	161k	27k	**29%**	✓	✓
Pancreatic	54k	43k	**1%**	✓	✓
Potential Expansion Areas					
Breast	255k	41k	**22%**	✓	✓
Soft Tissue	12k	5k	**16%**	✓	✓
Lung	223k	156k	**1%**		✓
Brain	24k	17k	**4-17%**		✓

1. *Source: American Cancer Society.*
2. *Objective Response Rate ("ORR") based on imaging analysis using RECIST 1.1 criteria. Includes both First Human Study and Compassionate Use Patients*

SM-88: First Human Study (FHS)

Population

- **Enrolled 30 patients during 2012**
- **End-stage metastatic cancer**
  - Expected survival 3-6 months
  - Failed or refused all available treatments
- **Patients had no therapy for 30-60 days prior to receiving SM-88**

Summary Patient Overview (n=30)	
Progressive disease	87 %
Recurrent disease	13 %
Prior surgery	53 %
Prior radiation	33 %
Prior systemic	70 %
≧3 regimens	20%
2 regimens	13 %
1 regimen	37 %

Treatment

- **Monotherapy with SM-88**
  - Cycle: Five doses per week, oral and injection, for six weeks
  - Average treatment of 16.3 weeks
- **Conducted with NYP Lower Manhattan**

ECOG Performance Status*
Following 1 Cycle (6 Weeks) of SM-88

	Number of Subjects	
Score	Start	End
0	1	14
1	15	14
2	10	2
3	3	0
4	1	0
5	0	0

* Eastern Cooperative Oncology Group Performance Score score: 0 (asymptomatic), 1-3 (symptomatic) , 4 (bedbound), 5 (death).

SM-88: FHS Progression Free Survival

All Subjects (n = 30), Monotherapy with SM-88

Only 10% of subjects experienced a quantifiable disease progression

Other subjects: 2 complete and 6 partial responses, 19 stable disease (RECIST criteria)

Median PFS of 14.7 months



100
80.0
60.0
40.0
20.0
0.00
Survival Rate (%)
0
5
10
15
20
25
30
35
40
Months
73%
Study Ended Without Disease Progression (22/30)
17%
Death Without Disease Progression (5/30)
10%
Disease Progression (3/30)

SM-88: FHS Progression Free Survival

Subgroup Analysis Where Penultimate PFS Available (n = 23)



Median Penultimate PFS: 6 months
Median SM-88 PFS: 11 months
Breast
Prostate
Lung
Lung
Breast
Lung
Breast
Breast
Lung
Breast
Breast
Pancreatic
Colon
Breast
Appendix
Breast
Bile Duct
Pancreatic
Breast
Lung
Breast
Prostate
Breast
30
20
10
0
10
20
30
40
Months

- 2.1x longer PFS on SM-88 than last therapy prior to SM-88
- Statistically significant p-value of <0.05

Green arrow	Study Ended Without Disease Progression	15 / 23
Light blue bar	Death Without Disease Progression	5 / 23
Dark blue bar	Disease Progression	3 / 23
Red bar	Penultimate PFS before SM-88	

SM-88: FHS Selected Efficacy Examples

- Achieved long durations of survival in some of the cancers that are hardest to treat and with poor prognosis
- Effective in triple negative breast cancer, NSCLC and pancreatic cancer

Example #	Metastatic Cancer Type	Prior Therapy (1)	Penultimate PFS	PFS (2)	OS (2)
1	Breast (TNBC)	S,C,R	3	11	11
2	Breast (TNBC)	S,C	5	15	15
3	Pancreatic	S	n/a	24	24
4	Lung	S,C,R	4	26	26
5	Lung	C	9	19	19
6	Lung	S,C	3	26	27

1. Prior therapy abbreviations: S – Surgery, C – Chemo, R – Radiation, H – Hormone therapy, N – No previous therapy.
2. As of most recent available data.

SM-88: First Human Study Overall Survival

All Subjects (n = 30), Monotherapy with SM-88



100
80.0
60.0
40.0
20.0
0.00
Survival Rate (%)
0
5
10
15
20
25
30
35
40
Months

3-6m expected OS
47% ECOG PS ≧2

50% SM-88 OS:
25.7 months

SM-88: First Human Study Safety Profile

Median SM-88 exposure: 16.3 weeks, (range: 6-61 weeks)

Adverse Events Reported in the First Human Study (n=30)[1]				
Adverse Event	**Grade 1**	**Grade 2**	**Grade 3/4**	**Total**
Hyperpigmentation	29 (97%)	1 (3%)	-	**30 (100%)**
Fatigue	13 (43%)	4 (13%)	-	**17 (57%)**
Pain	3 (10%)	1 (3%)	-	**4 (13%)**
Pruritus	1 (3%)	-	-	**1 (3%)**
Burning sensation	1 (3%)	-	-	**1 (3%)**
Total	**29 (97%)**	**5 (17%)**	-	**30 (100%)**

No drug-related SAEs reported in any subjects treated to date, including EAP and current Phase 2 trial

1. Includes all adverse events deemed as possibly, probably or definitely drug-related

Current and Planned Trials

Phase 1b/2 Non-Metastatic Prostate Cancer Interim Clinical Data

Phase 1b/2 Open-Label Study to Evaluate Safety and Efficacy in Biomarker-Recurrent, Non-Metastatic Prostate Cancer

- **IND** filed May 2016
- **Phase 1b:** dose-escalation phase (n=4), completed January 2017
- **Phase 2:** rising prostate specific antigen (n=30), expected completion 2H18



TYM-SM-88 Treatment Objectives in nmPC
Testosterone Level
PROs
Patient reported outcomes
CTCs
Circulating tumor cells
Time without radiographic progression or intervention with a more toxic therapy

Objectives

- No progression events
- Decreased CTC
- Maintained testosterone
- Maintained quality of life
- No additional toxic therapy
- Improved PSA doubling

Phase 1b/2 Non-Metastatic Prostate Cancer Interim Clinical Data

Presented at ASCO June 5, 2017

Summary of Ongoing Phase 1b/2 Trial in Biomarker Recurrent Prostate Cancer

Endpoint	Evaluable subject response (n=8)
Radiographic progression free survival (rPFS)	100.0%
CTC count undetectable or significantly improved	87.5%
Need for subsequent toxic therapy	None
PSA doubling stable or improved	All subjects
Patient report outcomes (PROs) improved or stable	All subjects

Planned Phase 2 Trial Design: Metastatic Pancreas Cancer

Indication: Refractory metastatic pancreatic cancer (2L/3L)

Therapy: Monotherapy with SM-88, single arm

CRO: Quintiles/Novella

Sites: ~35 across North America

Enrollment: Initial 30 subjects, expandable to 120

Design: Open-label, with planned interim analysis after 30 subjects

Endpoints: Overall survival, PFS, response rate

Rationale for Metastatic Pancreas Cancer

- Current prognosis for pancreatic cancer is 80% mortality in first year[1]
- Standard-of-care results from recent clinical trials:
  - First-line Abraxane + gemcitibine: median OS of 8.5m and CR+PR of 23%
  - First-line FOLFIRINOX: OS of 11m and CR+PR of 31%
  - Second-line Onivyde +5FU/LV: OS of 6m and CR+PR of 8%
- Therapies cause side effects in 100% of patients and at least one serious adverse events in >50%

SM-88 First Human Study / Compassionate Use Data Published at ASCO 2017		
Refractory Pancreatic Cancer Patient Response	**Patient Response (n=11)**	**Duration of Response (months)**
Complete Response	1/11	+6
Partial Response	2/11 (1 DOR 6m+)	+6 & 4
Stable Disease	8/11	2-15

1. Pancreatic.org

Recent Achievements and Upcoming Objectives

Recent Achievements

- ✓ Positive interim Phase 1b/2 prostate cancer data published
- ✓ Four additional data publications at ASCO 2017
- ✓ Preclinical toxicology data released at ESMO 2016
- ✓ Two core platform patents issued
- ✓ Raised funding for Phase 2 metastatic pancreatic trial
- ✓ Expanded management team and Board

Upcoming Objectives

- ❑ Initiate Phase 2 in metastatic pancreatic cancer
- ❑ Additional data for Phase 1b/2 prostate trial
- ❑ Ongoing publications on >100 end-stage patients already treated
- ❑ Results from clinical and preclinical collaborations with academic partners
- ❑ Additional patent issuance
- ❑ Uplisting on major exchange